UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROADSCALE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED OCTOBER 24, 2022

BROADSCALE ACQUISITION CORP.
1845 Walnut Street, Suite 1111
Philadelphia, PA 19103

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
BROADSCALE ACQUISITION CORP.

Dear Stockholders of Broadscale Acquisition Corp.:

You are cordially invited to attend a special meeting of stockholders of Broadscale Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at        a.m., Eastern time, on              , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust Company (“Continental”) by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on             , 2022. The accompanying proxy statement is dated             , 2022, and is first being mailed to stockholders of the Company on or about             , 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The First Amendment Proposal — to approve the adoption of an amendment (the “First Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in paragraphs four, six, seven and ten of Annex A of the accompanying proxy statement to change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed First Amendment shall change the Original Termination Date from February 17, 2023 to              , 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “First Amendment Proposal.”

2.      Proposal No. 2 — The Second Amendment Proposal — to approve the adoption of an amendment (the “Second Amendment,” and together with the First Amendment, the “Amendments”) to the Charter as set forth in paragraphs five and eight of Annex A of the accompanying proxy statement to reduce the limitation contained in the Charter that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”). The proposed Second Amendment shall reduce the Redemption Limitation from $5,000,001 to $2,000,001 (the “Amended Redemption Limitation”). The proposal described above is referred to herein as the “Second Amendment Proposal.” The First Amendment Proposal and Second Amendment Proposal are referred to herein as the “Amendment Proposals.”

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal,” and together with the First Amendment Proposal and Second Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the First Amendment Proposal is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders (including in connection with the Optional Redemption (as defined below)), no later than December 30, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter. The purpose of the Second Amendment Proposal is to reduce the Redemption Limitation in order to allow the Company to redeem additional Public Shares. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Optional Redemption (and, in any event, on or before December 30, 2022), with a reduced Redemption Limitation.

If the First Amendment Proposal is approved and the First Amendment is effected, our Charter will provide that (i) holders of Public Shares (the “Public Stockholders”) may, in accordance with the specific procedures for redemption set forth in this proxy statement, request that the Company redeem all or a portion of such Public Stockholder’s Public Shares (the “Optional Redemption”) for a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable) by (B) the total number of then outstanding shares of Class A Common Stock and (ii) that such ability to redeem shares is not permitted should it exceed the Redemption Limitation.

The Optional Redemption will occur substantially concurrently with our redemption of all remaining issued and outstanding Public Shares not redeemed in the Optional Redemption. Based upon the amount held in the Trust Account as of September 30, 2022, which was $        , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $         at the time of the Special Meeting. The closing price of a share of Class A Common Stock on        , 2022, was $        . The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on        , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, you will only receive cash in the Optional Redemption if either (i) the Second Amendment Proposal is approved and the Amended Redemption Limitation has not been exceeded or (ii) the Second Amendment Proposal is not approved and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or Nokomis ESG Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the applicable redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless either (i) both Amendment Proposals are approved and the Amended Redemption Limitation is not exceeded or (ii) the First Amendment Proposal is approved, the Second Amendment Proposal is not approved and the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.

If the First Amendment Proposal is approved and the First Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares.

We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, then our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Irrespective of your decision to elect Optional Redemption, if the First Amendment Proposal is approved and the First Amendment is effected, the Company expects to mandatorily redeem all Public Shares within ten business days of the Amended Termination Date. Accordingly, you do not need to take any action for your Public Shares to be redeemed.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the First Amendment Proposal is approved and the First Amendment is effected, the Amended Termination Date.

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIRST AMENDMENT PROPOSAL, THE SECOND AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The Board has fixed 5:00 p.m., Eastern time, on October 25, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the First Amendment is effected, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and its stockholders.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SCLE.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Broadscale Acquisition Corp.

            , 2022

By Order of the Board,

Andrew L. Shapiro
Chairman of the Board and Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the Proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN THE OPTIONAL REDEMPTION UNLESS THE FIRST AMENDMENT PROPOSAL IS APPROVED, THE FIRST AMENDMENT IS EFFECTED AND THE REDEMPTION LIMITATION IS NOT EXCEEDED. IN THE EVENT THE SECOND AMENDMENT PROPOSAL IS NOT APPROVED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, OR THE SECOND AMENDMENT PROPOSAL IS APPROVED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE AMENDED REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TO TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES; (B) CANCELLING OR TERMINATING OTHER SIGNIFICANT LIABILITIES, SUCH AS THE OUTSTANDING PRIVATE PLACEMENT WARRANTS; (C) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS; (D) PURCHASING PUBLIC SHARES IN THE OPEN MARKET (SUBJECT TO APPLICABLE LAW AND REGULATION); AND (E) OBTAINING A CAPITAL CONTRIBUTION FROM OUR SPONSOR, WHICH COULD RESULT IN THE ISSUANCE OF NEW SHARES OF CLASS A COMMON STOCK. ANY SHARES OF CLASS A COMMON STOCK PURCHASED BY

THE SPONSOR IN THE OPEN MARKET OR FROM US WOULD NOT BE VOTED IN CONNECTION WITH THE PROPOSALS. IF THE SECOND AMENDMENT PROPOSAL IS NOT APPROVED AND THE REDEMPTION LIMITATION IS EXCEEDED, OR THE SECOND AMENDMENT PROPOSAL IS APPROVED AND THE AMENDED REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE ORIGINAL TERMINATION DATE.

This proxy statement is dated             , 2022
and is first being mailed to our stockholders with the form of proxy on or about             , 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Broadscale Acquisition Corp.
1845 Walnut Street, Suite 1111
Philadelphia, PA 19103

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON        , 2022

Dear Stockholders of Broadscale Acquisition Corp.,

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Broadscale Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at             a.m., Eastern time, on             , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust Company (“Continental”) by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on             , 2022.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The First Amendment Proposal — to approve the adoption of an amendment (the “First Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in paragraphs four, six, seven and ten of Annex A of the accompanying proxy statement to change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed First Amendment shall change the Original Termination Date from February 17, 2023 to        , 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “First Amendment Proposal.”

2.     Proposal No. 2 — The Second Amendment Proposal — to approve the adoption of an amendment (the “Second Amendment,” and together with the First Amendment, the “Amendments”) to the Charter as set forth in paragraphs five and eight of Annex A of the accompanying proxy statement to reduce the limitation contained in the Charter that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) The proposed Second Amendment shall reduce the Redemption Limitation from $5,000,001 to $2,000,001 (the “Amended Redemption Limitation”). The proposal described above is referred to herein as the “Second Amendment Proposal.” The First Amendment Proposal and Second Amendment Proposal are referred to herein as the “Amendment Proposals.”

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal,” and together with the First Amendment Proposal and Second Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

If the First Amendment Proposal is approved and the First Amendment is effected, our Charter will provide that (i) holders of Public Shares (the “Public Stockholders”) may, in accordance with the specific procedures for redemption set forth in this proxy statement, request that the Company redeem all or a portion of such Public Stockholder’s Public Shares (the “Optional Redemption”) for a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable) by (B) the total number of then outstanding shares of Class A Common Stock and (ii) that such ability to redeem shares is not permitted should it exceed the Redemption Limitation.

The Optional Redemption will occur substantially concurrently with our redemption of all remaining issued and outstanding Public Shares not redeemed in the Optional Redemption. Based upon the amount held in the Trust Account as of September 30, 2022, which was $        , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $         at the time of the Special Meeting. The closing price of a share of Class A Common Stock on        , 2022, was $        . The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on        , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, you will only receive cash in the Optional Redemption if either (i) the Second Amendment Proposal is approved and the Amended Redemption Limitation has not been exceeded or (ii) the Second Amendment Proposal is not approved and the Redemption Limitation is not exceeded. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or Nokomis ESG Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the applicable redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless either (i) both Amendment Proposals are approved and the Amended Redemption Limitation is not exceeded or (ii) the First Amendment Proposal is approved, the Second Amendment Proposal is not approved and the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.

We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, then our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Irrespective of your decision to elect Optional Redemption, if the First Amendment Proposal is approved and the First Amendment is effected, the Company expects to mandatorily redeem all Public Shares within ten business days of the Amended Termination Date. Accordingly, you do not need to take any action for your Public Shares to be redeemed.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the Proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the

Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

If the First Amendment Proposal is approved and the First Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares.

The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $         that was in the Trust Account as of September 30, 2022.

Only stockholders of record of the Company as of 5:00 p.m., Eastern time, on October 25, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SCLE.info@investor.morrowsodali.com.

               , 2022

By Order of the Board,

Andrew L. Shapiro
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON               , 2022

This Notice of Special Meeting and Proxy Statement are available https://www.cstproxy.com/broadscalespac/2022.

i

BROADSCALE ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at              a.m., Eastern time, on             , 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Broadscale Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at             a.m., Eastern time, on             , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on, 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the return of capital to our stockholders, the consequences of not completing an initial Business Combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•        our being a company with no operating history and no revenue;

•        our ability to amend the date by which we must complete an initial Business Combination to the Amended Termination Date;

•        the amount of redemptions by our Public Stockholders in the Optional Redemption or the initial Business Combination;

•        our ability to complete our initial Business Combination;

•        actual and potential conflicts of interest relating to our Sponsor and other entities in which members of our management team are involved;

•        the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on             , 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on November 5, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination. On February 17, 2021, the Company consummated its IPO of 34,500,000 units, with each unit consisting of one share of Class A Common Stock and one-fourth of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 6,266,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $9,400,000. Following the closing of the IPO, a total of $345,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by the Original Termination Date.

The purpose of the First Amendment Proposal is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than December 30, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter. The purpose of the Second Amendment Proposal is to reduce the Redemption Limitation in order to allow the Company to redeem additional Public Shares. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Optional Redemption (and, in any event, on or before December 30, 2022), with a reduced Redemption Limitation.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The First Amendment Proposal — to approve the adoption of the First Amendment to change the Original Termination Date by which the Company must either (i) consummate an initial Business Combination or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease its operations, except for the purposes of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares, thereby changing the Original Termination Date to the Amended Termination Date.

(b)    Proposal No. 2 — The Second Amendment Proposal — to approve the adoption of the Second Amendment to reduce the Redemption Limitation allow the Company to redeem additional Public Shares.

(c)     Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

You are not being asked to vote on an initial Business Combination at this time. We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the First Amendment is effected, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and its stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on             , 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Amendments?

We believe our stockholders will benefit from allowing the Company to have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than December 30, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

As part of our acquisition target search process, we considered and evaluated over 200 potential acquisition targets operating in energy transition and sustainable technology industry sectors. Since the date of our IPO, we have entered into non-disclosure agreements with over 80 of those potential acquisition targets. On November 30, 2021, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Voltus, Inc. and other related parties thereto, for the purpose of consummating our initial Business Combination. On August 8, 2022, Voltus informed us that it would be unable to complete all actions required by the Merger Agreement by the established end date. Accordingly, on August 12, 2022, we and Voltus terminated the Merger Agreement. Due to the continuing volatility in the public and private markets, and the processes and timing required to consummate an initial Business Combination, our management team does not believe that we will be able to engage a new target and close our initial Business Combination before the Original Termination Date. In light of these circumstances, and because recent changes in U.S. tax law are expected to create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares in 2022. The Board believes it is in its best interests of the Company and our stockholders to return capital to our stockholders by December 30, 2022.

The purpose of the First Amendment Proposal is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than December 30, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter. The purpose of the Second Amendment Proposal is to reduce the Redemption Limitation in order to allow the Company to redeem additional Public Shares.

Our Board recommends that you vote “FOR” each of the Proposals, but expresses no opinion as to whether you should redeem your Public Shares.

When would the Board abandon the Amendment Proposals?

Our Board will abandon the Amendments if our stockholders do not approve the Amendment Proposals. Additionally, we may decide to abandon the Amendments at any time and for any reason prior to filing the Amendments with the Secretary of State of the State of Delaware.

How do the Company insiders intend to vote their shares?

As of the Record Date, the Sponsor has the right to vote approximately 20.0% of the Company’s issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock “FOR” each of the Proposals.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Amendment Proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor, the Company’s directors or officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

What vote is required to approve the First Amendment Proposal?

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

What vote is required to approve the Second Amendment Proposal?

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the Proposals?

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the Amendments, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial Business Combination or liquidate the Trust Account.

If the Amendment Proposals are approved, what happens next?

We believe our stockholders will benefit from allowing the Company to have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than December 30, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon approval of the Amendment Proposals by the required number of votes, we plan to promptly file the Amendments with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Amendments with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date, then our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $             that was in the Trust Account as of September 30, 2022.

There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the First Amendment Proposal is approved and the First Amendment is effected, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.

What happens if the First Amendment Proposal is not approved?

If the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Additionally, if the First Amendment Proposal is not approved, then we will not proceed with the First Amendment and we will not redeem any Public Shares in the Optional Redemption.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the First Amendment Proposal is approved and the First Amendment is effected, the Amended Termination Date.

The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account in respect of the shares of Class B Common Stock held by it if the Company fails to complete an initial Business Combination by the Original Termination Date, or, if the First Amendment Proposal is approved and the First Amendment is effected, the Amended Termination Date, although it will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares it holds if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

What happens if the Second Amendment Proposal is not approved?

If the First Amendment Proposal is approved but the Second Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the applicable redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet (if you originally voted through the Internet) not later than 11:59 p.m., Eastern time, on             , 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the Proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of 5:00 p.m., Eastern time on October 25, 2022, the Record Date for the Special Meeting, are entitled to vote at the Special Meeting. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. Our Sponsor owns all of our issued and outstanding shares of Class B Common Stock, constituting approximately 20.0% of our issued and outstanding shares of Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting.

On the Record Date, there was one holder of record of our Class A Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Company’s Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock, ownership of private placement warrants and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include arrangements related to indemnification and expense reimbursement. See the section entitled “Proposal No. 1 — The First Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The General Corporation Law of the State of Delaware (the “DGCL”) does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the Proposals to be voted upon at the Special Meeting.

What happens to the Company’s warrants?

If (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our warrants will expire worthless.

How do I vote?

If you are a holder of record of shares of Common Stock on the Record Date, you may vote (i) prior to the Special Meeting through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Special Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit control number that will allow you to register to attend and participate in the Special Meeting. If you wish to attend the Special Meeting virtually you should contact Continental no later than            , 2022, to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of Common Stock?

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on            , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, you will only receive cash in the Optional Redemption if either (i) the Second Amendment Proposal is approved and the Amended Redemption Limitation has not been exceeded or (ii) the Second Amendment Proposal is not approved and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or the Sponsor, may to take action to increase our net tangible assets to avoid the applicable redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

Irrespective of your decision to elect Optional Redemption, if the First Amendment Proposal is approved and the First Amendment is effected, the Company expects to mandatorily redeem all Public Shares within ten business days of the Amended Termination Date. Accordingly, you do not need to take any action for your Public Shares to be redeemed.

For a further discussion of redemption considerations, see the section entitled “Proposal No. 1 — The First Amendment Proposal — Redemption Rights.”

How do I withdraw my redemption request?

If you deliver your Public Shares for redemption to Continental, our transfer agent, in compliance with the redemption procedures described in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — How do I redeem my shares of Common Stock?” and elsewhere herein, and decide prior to the vote at the Special Meeting not to redeem your shares, you may withdraw your tender of Public Shares and request that Continental return your tendered Public Shares (physically or electronically, as applicable). To make such a request, you should contact your bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?”

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the Proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Broadscale Acquisition Corp.
1845 Walnut Street, Suite 1111
Philadelphia, PA 19103
Telephone: (646) 849-9975

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SCLE.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares upon approval of the Amendment and the amendment of the Charter, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on             , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). To obtain redemption forms, Public Stockholders should contact their bank or broker or Continental using the contact information below. If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: mzimkind@continentalstock.com

RISK FACTORS

In the event the First Amendment Proposal is approved and the First Amendment is effected, the ability of our Public Stockholders to exercise redemption rights in the Optional Redemption with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash in the Optional Redemption. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

In the event the First Amendment Proposal is approved and the First Amendment is effected, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in the Optional Redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock, units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Charter, in the event the First Amendment Proposal is approved and the First Amendment is effected, Public Stockholders may elect to redeem their Public Shares in the Optional Redemption and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Shares in the Optional Redemption. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on             , 2022.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The First Amendment Proposal — to approve the adoption of the First Amendment to change the Original Termination Date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of its Public Shares, thereby changing the Original Termination Date to the Amendment Determination Date.

2.      Proposal No. 2 — The Second Amendment Proposal — to approve the adoption of the Second Amendment to reduce the Redemption Limitation in order to allow the Company to redeem additional Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of 5:00 p.m., Eastern time, on October 25, 2022, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, including (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Our Sponsor is entitled to vote approximately 20.0% of the Common Stock as of the Record Date. Such shares, as well as any shares of Common Stock further acquired by it in the aftermarket, if any, will be voted in favor of the Proposals presented at the Special Meeting.

Votes Required

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the First Amendment Proposal and the Second Amendment Proposal but will have no effect on the Adjournment Proposal.

We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of the persons designated as proxies to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

On the Record Date, there was one holder of record of our Class A Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting virtually should contact Continental no later than            , 2022, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the Proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing SCLE.info@investor.morrowsodali.com.

Revocability of Proxies

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet (if you originally voted through the Internet) not later than 11:59 p.m., Eastern time, on             , 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/broadscalespac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on             , 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: SCLE.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the Proposals to be voted upon at the Special Meeting.

Other Business

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our executive offices are located at 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103. Our telephone number is (646) 849-9975.

PROPOSAL NO. 1 — THE FIRST AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on November 5, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses.

On February 17, 2021, the Company consummated its IPO of 34,500,000 units, with each unit consisting of one share of Class A Common Stock and one-fourth of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 6,266,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $9,400,000. Following the closing of the IPO, a total of $345,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

The First Amendment

We are proposing to amend the Charter pursuant to paragraphs four, six, seven and ten of the amendment to the Charter in the form set forth in Annex A of this proxy statement to amend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the Company’s IPO, from the Original Termination Date to the Amended Termination Date.

Reasons for the First Amendment Proposal

As part of our acquisition target search process, we considered and evaluated over 200 potential acquisition targets operating in energy transition and sustainable technology industry sectors. Since the date of our IPO, we have entered into non-disclosure agreements with over 80 of those potential acquisition targets. On November 30, 2021, we entered into the Merger Agreement with Voltus, Inc. and other related parties thereto, for the purpose of consummating our initial Business Combination. On August 8, 2022, Voltus informed us that it would be unable to complete all actions required by the Merger Agreement by the established end date. Accordingly, on August 12, 2022, we and Voltus terminated the Merger Agreement. Due to the continuing volatility in the public and private markets, and the processes and timing required to consummate an initial Business Combination, our management team does not believe that we will be able to engage a new target and close our initial Business Combination before the Original Termination Date. In light of these circumstances, and because recent changes in U.S. tax law are expected to create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares at the Amended Termination Date.

If the First Amendment Proposal Is Approved

If the First Amendment Proposal is approved, we plan to promptly file the First Amendment with the Secretary of State of the State of Delaware pursuant to paragraphs four, six, seven and ten of the Certificate of Amendment in the form set forth in Annex A of this proxy statement. However, we may decide to abandon the First Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the First Amendment with the Secretary of State of the State of Delaware. If we abandon the First Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

If the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

If the First Amendment Proposal is approved and the First Amendment is effected, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the First Amendment Proposal is approved and the First Amendment is effected, and the amount remaining in the Trust Account may be significantly less than the $             that was in the Trust Account as of September 30, 2022.

If the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the First Amendment Proposal Is Not Approved

If the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Additionally, if the First Amendment Proposal is not approved, then we will not proceed with the First Amendment and we will not redeem any Public Shares in the Optional Redemption.

If the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Redemption Rights

If the First Amendment Proposal is approved and the First Amendment is effected, each Public Stockholder may seek to redeem his, her or its Public Shares in the Optional Redemption. Public Stockholders who do not elect to redeem their Public Shares in the Optional Redemption will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial Business Combination, or, if the Company has not consummated an initial Business Combination, by the Amended Termination Date. If the First Amendment Proposal is approved but the Second Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. If the Amendment Proposals are both approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Amended Redemption Limitation.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON             , 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). TO OBTAIN REDEMPTION FORMS, Public Stockholders should contact their bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special

Meeting — Who can help answer my questions?” You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Amendment and redemptions.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on             , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, you will only receive cash in the Optional Redemption if either (i) the Second Amendment Proposal is approved and the Amended Redemption Limitation has not been exceeded or (ii) the Second Amendment Proposal is not approved and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or the Sponsor, may take action to increase our net tangible assets to avoid the applicable redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and I obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. There is a nominal cost associated with the above-referenced tendering process and delivering shares through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. While no physical stock certificates are outstanding as of the Record Date, a stockholder may require a physical stock certificate from our transfer agent. Delivering shares physically may take significantly longer than delivery through the DWAC system. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. This process may take two weeks or longer and is outside the Company’s control, so such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Public Shares that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposals will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically, as applicable). Public Stockholders should contact their bank or broker or Continental to make such a request using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” In the event that a Public Stockholder tenders its Public Shares and the First Amendment Proposal is not approved, these shares will not be redeemed in the Optional Redemption and the shares will be returned (physically or electronically, as applicable) to the stockholder promptly following the determination that the Amendment will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. In the event that a Public Stockholder tenders its Public Shares and the First Amendment Proposal is approved but the Second Amendment Proposal is not approved, these shares will not be redeemed to the extent that accepting all properly submitted redemption requests would cause us to exceed the Redemption Limitation.

The Optional Redemption will occur substantially concurrently with our redemption of all remaining issued and outstanding Public Shares not redeemed in the Optional Redemption. Based upon the amount held in the Trust Account as of September 30, 2022, which was $            , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $            at the time of the Special Meeting. The closing price of a share of Class A Common Stock on            , 2022 was $            . The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive the above described cash amount for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposals. The Company anticipates that a Public Stockholder that tenders its Public Shares for redemption in the Optional Redemption would receive payment of the redemption price for such shares soon after the completion of the Amendments.

Public Stockholders may elect to redeem all or a portion of their Public Shares in the Optional Redemption even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless either (i) both Amendment Proposals are approved and the Amended Redemption Limitation is not exceeded or (ii) the First Amendment Proposal is approved, the Second Amendment Proposal is not approved and the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such Public Stockholder may withdraw the tender. If the Second Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

If the First Amendment Proposal is approved and the First Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares.

Irrespective of your decision to elect Optional Redemption, if the First Amendment Proposal is approved and the First Amendment is effected, the Company expects to mandatorily redeem all Public Shares within ten business days of the Amended Termination Date. Accordingly, you do not need to take any action for your Public Shares to be redeemed.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the First Amendment Proposal is approved and the First Amendment is effected, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on certain net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States,

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•        an estate whose income is subject to U.S. federal income tax regardless of its source, or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “— Non-U.S. Holders.”

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the First Amendment Proposal is approved and the First Amendment is effected, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a non-liquidating redemption qualifies as a sale or exchange of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a non-liquidating redemption does not qualify as a sale or exchange of Public Shares, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption will generally qualify as a sale or exchange of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Public Shares actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Public Shares owned by certain family members and such U.S. Holder does not constructively own any other Public Shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the First Amendment Proposal is approved and the First Amendment is effected, such redemption is expected to occur no later than December 30, 2022.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the First Amendment Proposal is approved and the First Amendment is effected, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “— Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•        the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•        the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the First Amendment Proposal is approved and the First Amendment is effected, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the 4,935,858 shares of Class B Common Stock held by the Sponsor will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 4,155,124 private placement warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any Public Shares offered in the IPO that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; however, if the First Amendment Proposal is approved and the First Amendment is effected, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such shares of Class A Common Stock if we do not consummate an initial Business Combination by the Amended Termination Date;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Vote Required for Approval

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the First Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the First Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the First Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FIRST AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE SECOND AMENDMENT PROPOSAL

The Second Amendment

We are proposing to amend the Charter pursuant to paragraphs five and eight of the amendment to the Charter in the form set forth in Annex A of this proxy statement to reduce the Redemption Limitation contained in the Charter in order to allow the Company to redeem additional Public Shares.

Reasons for the Second Amendment Proposal

The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out increased redemptions in the Optional Redemption (and, in any event, on or before December 30, 2022) in connection with the effectiveness of the First Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Second Amendment Proposal Is Approved

If the Second Amendment Proposal is approved, we plan to promptly file the Second Amendment with the Secretary of State of the State of Delaware pursuant to paragraphs five and eight of the Certificate of Amendment in the form set forth in Annex A of this proxy statement and, assuming the First Amendment Proposal is approved and the First Amendment is effected, redeem Public Shares in the Optional Redemption. However, we may decide to abandon the Second Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Second Amendment with the Secretary of State of the State of Delaware. Assuming the First Amendment Proposal is approved, if we abandon the Second Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption if the Redemption Limitation is exceeded.

If the Second Amendment Proposal Is Not Approved

If the Second Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, or the Second Amendment Proposal is approved and we receive notice of redemptions of Public Shares approaching or in excess of the Amended Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, or the Second Amendment Proposal is approved and the Amended Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

Vote Required for Approval

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Second Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Second Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Second Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
SECOND AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of September 30, 2022, with respect to our shares of Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 43,125,000 shares of Common Stock outstanding as of September 30, 2022, including 34,500,000 shares of Class A Common Stock and 8,625,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of September 30, 2022.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Class A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Class B Common Stock	Approximate Percentage of Voting Power(2)
Andrew L. Shapiro	—	—	—	—	—
Edward E. Cohen	—	—	—	—	—
John P. Hanna	—	—	—	—	—
Jeffrey F. Brotman	—	—	—	—	—
Georgia Levenson Keohane	—	—	—	—	—
Alexander Karsner	—	—	—	—	—
Lisa Coca	—	—	—	—	—
All directors and executive officers as a group (seven individuals)	—	—	—		—
Nokomis ESG Sponsor, LLC(3)	—	—	8,625,000	100.0%	20.0%
Vellar Opportunities Fund Master, Ltd(4)	2,700,000	7.8%	—	—	6.3%
Sculptor Capital LP(5)	2,286,879	6.6%	—	—	5.3%
Weiss Asset Management LP(6)	2,000,225	5.8%	—	—	4.6%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the persons and entities listed above is 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103.

(2)      Represents the percentage of voting power of our Class A common stock and Class B common stock voting together as a single class.

(3)      Nokomis ESG Sponsor, LLC, our sponsor, is the record holder of the shares reported herein. Our sponsor is managed by Jonathan Z. Cohen, the son of our Vice Chairman of the Board. Mr. J. Cohen may be deemed to beneficially own the shares held by our sponsor by virtue of his control of our sponsor. Mr. J. Cohen disclaims beneficial ownership of the shares held by our sponsor except to the extent of his pecuniary interest therein.

(4)      Based on information contained in a Schedule 13G filed on February 18, 2021 by Vellar Opportunities Fund Master, Ltd., Cohen & Company Financial Management, LLC, Dekania Investors, LLC, Cohen & Company LLC, Cohen & Company Inc. and Daniel G. Cohen, the son of our Vice Chairman of the Board. Mr. Cohen may be considered a control person for each of Cohen & Company Financial Management, LLC and Cohen & Company Inc. The address of the principal business office of Vellar Opportunities Fund Offshore, Ltd. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands. The address of the principal business office of the other reporting entities/persons is 3 Columbus Circle, Suite 2400, New York, New York 10019, United States.

(5)      Based on information contained in a Schedule 13G/A filed on February 11, 2022 by Sculptor Capital LP, a Delaware limited partnership (“Sculptor”), Sculptor Capital II LP, a Delaware limited partnership (Sculptor-II”), Sculptor Capital Holding Corporation, a Delaware corporation (“SCHC”), Sculptor Capital Holding II LLC, a Delaware limited liability company (“SCHC-II”), Sculptor Capital Management, Inc., a Delaware limited liability company (“SCU”), Sculptor Master Fund, Ltd., a Cayman Islands company (“SCMF”), Sculptor Special Funding, LP, a Cayman Islands exempted limited partnership that is wholly owned by SCMF (“NRMD”), Sculptor Credit Opportunities Master Fund, Ltd., a Cayman Islands company (“SCCO”), Sculptor SC II LP, a Delaware limited partnership (“NJGC”), and Sculptor Enhanced Master Fund, Ltd., a Cayman Islands company (“SCEN”). Sculptor is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor-II, which is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The reported shares of Class A common stock are held in the Accounts managed by Sculptor and Sculptor-II. SCHC serves as the general partner of Sculptor. SCHC-II, which is wholly owned by Sculptor, serves as the general partner of Sculptor-II. As such, SCHC may be deemed to control Sculptor and, therefore, may be deemed to be the beneficial owner of the reported shares of Class A common stock. SCU is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II. As such, SCU may be deemed to be the beneficial owner of the reported shares of Class A common stock. Sculptor also serves as the investment advisor to SCMF, SCCO and SCEN. Sculptor-II is the investment advisor to NJGC. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF, NRMD, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the principal business office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

(6)      Based on information contained in a Schedule 13G filed on February 4, 2022 by Weiss Asset Management LP, WAM GP LLC and Andrew M. Weiss. Weiss Asset Management LP is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP LLC is the sole general partner of Weiss Asset Management LP. Mr. Weiss is the managing member of WAM GP LLC. Shares reported for WAM GP LLC, Mr. Weiss and Weiss Asset Management LP include shares beneficially owned by the Partnership and the Fund. Each of WAM GP LLC, Weiss Asset Management LP and Mr. Weiss disclaims beneficial ownership of the shares reported as beneficially owned by each except to the extent of their respective pecuniary interest therein. The address of the principal business office of each of the reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

The Sponsor beneficially owns approximately 20.0% of our issued and outstanding shares of Common Stock. Our Sponsor, as a result of holding all of the shares of Class B Common Stock, has the right to elect all of our directors prior to our initial Business Combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We do not believe that we will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the First Amendment Proposal is approved, the First Amendment is effected and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103 or (646) 849-9975, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at www.pfaci.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Broadscale Acquisition Corp.

1845 Walnut Street, Suite 1111

Philadelphia, PA 19103

(646) 849-9975

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: SCLE.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by          , 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

FORM OF
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BROADSCALE ACQUISITION CORP.

BROADSCALE ACQUISITION CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.      The name of the Corporation is “Broadscale Acquisition Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 5, 2020, as amended on December 11, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 12, 2021 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

3.      This Amendment further amends the provisions of the Amended and Restated Certificate.

4.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b)        Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by             , 2022 and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by             , 2022 or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(a) in its entirety and inserting the following in lieu thereof:

(a)        Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the

Annex A-1

Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of at least $2,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination and after payment of deferred underwriting commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:

(d)         In the event that the Corporation has not consummated an initial Business Combination by             , 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.      The Amended and Restated Certificate is hereby amended by deleting the first sentence of Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by             , 2022, or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

8.      The Amended and Restated Certificate is hereby amended by inserting the following as the last sentence of Article IX, Section 9.7:

Any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

9.The Amended and Restated Certificate is hereby amended by renumbering Section 9.9 as Section 9.8.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this             day of             , 2022.

BROADSCALE ACQUISITION CORP.
By:
Name: Andrew L. Shapiro
Title: Chief Executive Officer

Annex A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK ... EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2022. BROADSCALE ACQUISITION CORP. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/ MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please mark your votes like this X PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. 2. The Second Amendment Proposal – to approve the adoption of an amendment (the “Second Amendment”) to the Charter as set forth in paragraphs five and eight of Annex A of the accompanying proxy statement to reduce the limitation contained in the Charter that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”). The proposed Second Amendment shall reduce the Redemption Limitation from $5,000,001 to $2,000,001. The First Amendment Proposal and Second Amendment Proposal are referred to herein as the “Amendment Proposals.” 1. The First Amendment Proposal – to approve the adoption of an amendment (the “First Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in paragraphs four, six, seven and ten of Annex A of the accompanying proxy statement to change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed First Amendment shall change the Original Termination Date from February 17, 2023 to , 2022. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on , 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED . PROXY BROADSCALE ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS The undersigned, revoking any previous proxies relating to these shares with respect to the proposals set forth below hereby acknowledges receipt of the notice and Proxy Statement, dated , in connection with the special meeting of stockholders (“Special Meeting”) to be held at Eastern Time on , 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Andrew Shapiro, Jonathan Cohen and John Hanna (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)